Exhibit 99.1

MASTER Trial Update & 6 Month Results Prof. Dr. Sigmund Silber FESC, FACC, FAHA Heart Center at the Isar, Munich, Germany on behalf of the MASTER study group

MGUARD: DESIGNED FOR EMBOLIC PROTECTION

DESIGN



- Bare metal stent wrapped with an expandable 20µm MicroNet mesh
- Polyethylene Terephthalate (PET) fiber
- Pore size when deployed: 180µm
- Pores are expandable for side branch access
- Attached to proximal and distal edges of the stent

ADVANTAGES



- Deploys exactly like a typical balloon expandable stent
- Standard dilatation pressures
- **Mesh reduces the risk of distal embolization providing protection during and post procedure**

InspireMD

MGUARD & MGUARD PRIME STENT MGuard MGuard Prime MATERIAL Stainless steel Cobalt chromium STRUT THICKNESS 100  m 80  m CROSSING PROFILE 1.1 - 1.3mm 1.0 - 1.2mm MICRONET MATERIAL PET FIBER DIAMETER 20  M

MASTER TRIAL DESIGN Primary Endpoint: complete ST - segment resolution at 60 - 90 min Secondary endpoints: TIMI flow, Myocardial Blush Grade, MACE (30d, 6m, 12m) Substudies: Cardiac MRI at 3 - 5 days (2x30 patients) Angiographic follow - up at 13 months (50 patients) 432 patients with STEMI pain < 12 hrs, de novo lesions Pre - dilatation and/or Aspiration TIMI 2 or 3 R 1 : 1 BMS or DES MGuard

STUDY ORGANIZATION PRINCIPAL INVESTIGATORS » Alexandre Abizaid » Dariusz Dudek » Sigmund Silber STUDY CHAIRMAN » Gregg Stone DATA ANALYSIS » CRF, New York CEC EVENT ADJUDICATION » CRC, Brazil ECG and MRI CORELAB » CRF, New York ANGIO CORELABS » CRC, Brazil » CRF, New York DSMB » 3 members, independent

ENROLLMENT IN PARTICIPATING COUNTRIES Czech republic (19) Poland (166) Hungary (68) Germany (45) Brazil (14) South Africa (10) France (9) Israel (100) Ireland (2) July 22 , 2011 - May 29 , 2012 433 patients 50 sites, 9 countries

TOP 12 ENROLLING SITES

Prof. Bela Merkely	Semmelweis University	Hungary	37
Prof. Dariusz Dudek	The University Hospital in Krakow	Poland	33
Prof. Ran Kornowski	Rabin Hospital	Israel	31
Dr. Roman Wojdyła	Krakow Center of Invasive Cardiology	Poland	23
Dr. Dezső Apró	State Hospital for Cardiology Balatonfüred	Hungary	19
Prof. Haim Danenberg	Hadassah University Medical Center	Israel	19
Dr. Itzhak Herz	Laniado Hospital	Israel	18
Dr. Jan Horak	General University Hospital	Czech Rep.	17
Dr. Bogdan Januś	The E. Szczeklik Specialized Hospital in Tarnow	Poland	16
Dr. Marc Ohlow	Zentralklinik Bad Berka	Germany	15
Prof. Krystrof Żmudka	The John Paul II Hospital	Poland	15
Dr. Jacek Legutko	INTERCARD, Nowy Targ	Poland	15

MAIN INCLUSION / EXCLUSION CRITERIA INCLUSION CRITERIA » Symptoms consistent with STEMI within 12 hours of symptom onset » ≥ 2 mm of ST - segment elevation in ≥2 contiguous leads » PCI of a single de novo lesion with RVD ≥ 3.0 to ≤ 4.0 mm » length ≤ 33 mm EXCLUSION CRITERIA » LBBB, paced rhythm, etc. » Prior PCI within 6 months or prior CABG » LVEF ≤ 20%, cardiogenic shock or CPR » ≥ 50% left main stenosis present » Infarct lesion ostial » Bifurcation with ≥ 2.0 mm sidebranch » Target vessel or infarct lesion excessively tortuous, angulated or with moderate to heavy calcification » Prior stent proximal or w/i 10 mm distal to the target

BASELINE CHARACTERISTICS MGUARD (N= 217 ) CONTROL BMS / DES (N=216) Age (years) 60 [52, 68] 58 [51, 67] Male 75.1% 76.9% Hypertension 42.3% 47.4% Hyperlipidemia 27.4% 27.1% Diabetes mellitus 12.0% 18.1% Cigarette smoking 55.3% 46.8% Prior MI 3.7% 8.8% Prior PCI 3.7% 5.6% Symptoms to device, mins 207 [156, 308] 240 [140, 383] Infarct artery = LAD 40.1% 40.3% Baseline TIMI flow = 0/1 66.5% 74.0% Baseline RVD, mm 3.15 [2.87, 3.38] 3.06 [2.87, 3.40] Baseline DS % 100 [85, 100] 100 [88, 100] Stone et. al, J Am Coll Cardiol . 2012 ; 60 : 1975 - 1984 .

PROCEDURAL MEDICATIONS MGUARD (N=217) CONTROL STENT BMS / DES (N=216) P Anti - platelet agents, peri - procedural Aspirin 98.6% 99.1% 1.0 ADP antagonists 95.4% 95.8% 0.82 Clopidogrel 72.9% 70.0% 0.51 Ticlopidine 0.5% 0.0% 1.0 Prasugrel 21.7% 20.8% 0.81 Ticagrelor 4.8% 9.2% 0.08 Anticoagulation, peri - procedural Unfractionated heparin 96.8% 96.3% 0.79 Glycoprotein inhibitor 82.9% 83.3% 0.92 Bivalirudin 11.1% 12.5% 0.64 Stone et. al, J Am Coll Cardiol . 2012 ; 60 : 1975 - 1984 .

PROCEDURAL CHARACTERISTICS MGUARD (N=217) CONTROL BMS / DES (N=216) P Aspiration performed 65.9% 67.1% 0.79 Balloon pre - dilatation performed 50.2% 44.9% 0.27 Direct stenting 12.0% 10.6% 0.66 > 1 stent implanted 99.5% 100.0% 1.0 Stent type MGuard 96.3%(*) 0.5% <0.0001 Bare metal stent 1.4% 59.7% <0.0001 Drug - eluting stent 2.3% 39.8% <0.0001 Total stent length, mm 19 [15, 24] 20 [15, 24] 0.64 Post stent dilatation performed 36.4% 30.6% 0.20 Maximal device size, mm 3.5 [3.0, 3.5] 3.5 [3.0, 3.5] 0.78 Maximal dilatation pressure, atm 16 [14, 18] 16 [14, 18] 0.02 * Out of 217 patients, 26 were treated with the MGuard Prime Stone et. al, J Am Coll Cardiol . 2012 ; 60 : 1975 - 1984 .

1.8 6.5 91.7 5.6 11.6 82.9 0 10 20 30 40 50 60 70 80 90 100 0/1 2 3 Percent (%) TIMI flow MGuard Control stent MGUARD SUPERIOR IN TIMI FLOW P= 0.006 P=0.01 Stone et. al, J Am Coll Cardiol . 2012 ; 60 : 1975 - 1984 .

MGUARD SUPERIOR IN ST SEGMENT RESOLUTION P= 0.005 P=0.008 PRIMARY ENDPOINT 16.7 25.5 57.8 17 38.3 44.7 0 10 20 30 40 50 60 Absent (≤30%) Partial (>30% - <70%) Complete (≥ 70%) Percent (%) ST resolution MGuard Control stent Stone et. al, J Am Coll Cardiol . 2012 ; 60 : 1975 - 1984 .

DISTAL EMBOLIZATION 4.1 7.0 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 Distal Embolization Percent (%) MGuard Control stent P= 0.21 Stone et. al, J Am Coll Cardiol . 2012 ; 60 : 1975 - 1984 .

CARDIAC MRI AT 3 - 5 DAYS MGUARD (N= 30 ) CONTROL BMS / DES (N=29) P Total LV myocardial mass, g 141 [117, 163] 147 [118, 174] 0.41 Infarct mass, g 17.1 [10.0, 30.0] 22.3 [15.7, 30.1] 0.27 Infarct mass (% total LV mass) 13.3 [7.9, 25.0] 16.6 [10.0, 22.6] 0.48 Total MVO, g 0.3 [0.0, 1.6] 1.0 [0.2, 2.8] 0.14 MVO (% total LV mass) 0.4 [0.0, 1.4] 0.8 [0.2, 1.9] 0.39 Abnormal wall motion score 22.5 [20.0, 26.0] 25.0 [21.0, 27.0] 0.48 LVEF (%) 48.3 [44.5, 52.3] 47.3 [42.0, 54.5] 0.79 Stone et. al, J Am Coll Cardiol . 2012 ; 60 : 1975 - 1984 .

30 DAYS CLINICAL RESULTS* MGUARD (N= 217 ) CONTROL BMS / DES (N=216) P MACE 4 (1.8%) 5 (2.3%) 0.75 All cause mortality 0 (0.0%) 4 (1.9%) 0.06 Cardiac death 0 (0.0%) 4 (1.9%) 0.06 Reinfarction 3 (1.4%) 2 (0.9%) 1.00 TLR, ischemia - driven 4 (1.8%) 1 (0.5%) 0.37 TVR, ischemia - driven 5 (2.3%) 1 (0.5%) 0.10 Stent Thrombosis Definite or Probable 3 (1.4%) 2 (0.9%) 0.67 Definite 3 (1.4%) 1 (0.5%) 0.62 Stroke 1 (0.5%) 0 (0.0%) 1.00 TIMI Bleeding Major or Minor 4 (1.9%) 4 (1.9%) 0.75 Major 3 (1.4%) 2 (0.9%) 1.00 * Secondary endpoint Stone et. al, J Am Coll Cardiol . 2012;60:1975 - 1984.

6 MONTHS CLINICAL RESULTS* MGUARD (N=217) CONTROL BMS / DES (N=216) P MACE 11 (5.2%) 7 (3.4%) 0.34 All cause mortality 1 (0.5%) 6 (2.8%) 0.06 Cardiac death 1 (0.5%) 5 (2.3%) 0.10 Reinfarction 3 (1.4%) 2 (0.9%) 0.66 TLR, ischemia - driven 10 (4.8%) 2 (1.0%) 0.02 TVR, ischemia - driven 13 (6.2%) 2 (1.0%) <0.01 Stent Thrombosis Definite or Probable 4 (1.8%) 2 (0.9%) 0.42 Definite 4 (1.8%) 1 (0.5%) 0.18 Stroke 1 (0.5%) 0 (0.0%) 0.32 TIMI Bleeding Major or Minor 5 (2.30%) 5 (2.3%) 0.99 Major 4 (1.8%) 4 (1.3%) 0.71 * Secondary endpoint

ALL CAUSE MORTALITY AT 6 MONTHS Death - 6 months (%) 0 1 2 3 4 5 Time in Months 0 30 60 90 120 150 180 217 213 213 165 216 209 208 171 Number at risk: MGuard BMS/DES P= 0.056 HR: 0.16 [95% CI: 0.02, 1.36] 0.5% 2.8% MGuard BMS/DES Time in Days 2.8% 0.5%

DEATH AND MI AT 6 MONTHS DEATH/MI - 6 months (%) 0 1 2 3 4 5 Time in Months 0 30 60 90 120 150 180 217 211 211 163 216 208 207 170 Number at risk: MGuard BMS/DES P= 0.353 HR: 0.56 [95% CI: 0.16, 1.92] 1.9% 3.3% MGuard BMS/DES Time in Days

CONCLUSIONS CONCLUSIONS Among patients with STEMI undergoing emergent PCI, the MGuard embolic protection stent resulted in superior rates of epicardial coronary flow and complete ST - segment resolution. A positive trend toward reduced mortality is persistent even after 6. The 6 - month TLR rates in the MGuard arm are similar to those expected from a BMS, and as expected, higher than in the control arm which contained a mixture of DES and BMS Final 12 month follow - up data will be reported at TCT 2013

Backup slides

Variables: age, male, BMI, hypertension, hyperlipidemia, diabetes, current smoking, congestive heart failure, prior angina, prior MI, prior PCI, randomized group Primary Endpoint: Complete ST - segment resolution Multivariable predictors OR (95%CI) P value MGuard vs. control 1.73 (1.14 - 2.62) 0.01 Age (yrs) 1.03 (1.00 - 1.05) 0.02 Male 0.42 (0.25 - 0.71) 0.001 Current smoking 2.07 (1.31 - 3.27) 0.002

MACE AT 6 MONTHS MACE - 6 months (%) 0 2 4 6 8 10 Time in Months 0 30 60 90 120 150 180 217 209 207 159 216 208 208 171 Number at risk: MGuard BMS/DES P= 0.345 HR: 1.57 [95% CI: 0.61, 4.06] 5.2% 3.4% MGuard BMS/DES Time in Days